Exhibit 10.a.(xx)

                        AMENDMENT TO DEPOSITARY AGREEMENT



     This Amendment to Depositary Agreement (as hereinafter defined) is dated as February 10, 1995, and is by and between California and Hawaiian Sugar Company, Inc., a Hawaii corporation (the "Issuer" formerly known as California and Hawaiian Sugar Company, a California Cooperative Corporation), and The First National Bank of Chicago, a national banking association (the "Depositary").

                               W I T N E S S E T H

     WHEREAS, the Issuer and Depositary entered into that certain Depositary Agreement dated as of April 6, 1989 providing for the delivery and payment of certain commercial paper notes issued by the Issuer (such Depositary Agreement shall be referred to herein as the "Depositary Agreement");

     WHEREAS, the Issuer and Depositary desire to amend the Depositary Agreement as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                    AMENDMENT

     The Depositary Agreement is hereby amended and revised as follows:

     1.1 All references to "California and Hawaiian Sugar Company" and "California and Hawaiian Sugar Company, a California Cooperative Corporation" shall be replaced with references to "California and Hawaiian Sugar Company, Inc." and "California and Hawaiian Sugar Company, Inc., a Hawaii corporation", respectively.

     1.2 Exhibit A to the Depositary Agreement shall be deleted in its entirety and inserted in place thereof shall be Exhibit A to the amendment to Depositary Agreement attached hereto.

                                   ARTICLE II

                                GENERAL PROVISION

     2.1 Capitalized Terms. Terms that are capitalized herein and not otherwise defined shall have the meanings ascribed to such terms in the Depositary Agreement.

     2.2 Continuation Depositary Agreement. Except as aforesaid, the terms and conditions of the Depositary Agreement are hereby confirmed, ratified and approved in their entirety and shall continue in full force and effect.

     2.3 References to Depositary Agreement. All references in the Depositary Agreement to "this Agreement", "hereunder" or "hereof" or words of like import referring to the Depositary Agreement shall mean the Depositary Agreement as amended hereby.

     2.4 Counterparts. This Amendment may be executed in counterparts which taken together shall constitute one and the same instrument.

                              CALIFORNIA AND HAWAIIAN
                              SUGAR COMPANY, INC.

                              By: /s/ Jerrold D. Dotson

                              THE FIRST NATIONAL BANK OF CHICAGO

                              By: /s/ Barry G. Mokate
                                    EXHIBIT A

                      FORM OF COMMERCIAL PAPER MASTER NOTE



                                 DISCOUNT NOTES

                          COMMERCIAL PAPER MASTER NOTE


________________
(Date of Issuance)



______________________________ (the "Issuer"), a corporation organized and existing under the laws of the State of ____________, for value received, hereby promises to pay to Cede & Co. or registered assigns on the maturity date of each obligation identified on the records of the Issuer (which records are maintained by ______________________ (the "Paying Agent")) the principal amount for each such obligation. Payment shall be made by wire transfer to the registered owner from the Paying Agent without the necessity of presentation and surrender of this Master Note.



                   REFERENCE IS MADE TO THE FURTHER PROVISIONS
              OF THIS MASTER NOTE SET FORTH ON THE REVERSE HEREOF.



        This Master Note is a valid and binding obligation of the Issuer.



__________________________         __________________________
     (As Guarantor)                     (As Issuer)

By: ______________________         By: ______________________
     (Authorized Officer's                   (Authorized Officer's
          Signature)                              Signature)

__________________________         __________________________
    (Print Name and Title)                  (Print Name and Title)
At the request of the registered owner, the Issuer shall promptly issue and deliver one or more separate note certificates evidencing each obligation evidenced by this Master Note. As of the date any such note certificate or certificates are issued, the obligations which are evidenced thereby shall no longer be evidenced by this Master Note.

_________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ______________________________________ (Name, Address and Taxpayer
Identification Number of Assignee) the Master Note and all rights thereunder, hereby irrevocably constituting and appointing _________________ Attorney to transfer said Master Note on the books of the Issuer with full power of substitution in the premises.



Dated:                        _________________________________
                                        (Signature)

Signature(s) Guaranteed:


                         NOTICE: The signatures on this assignment must correspond with the name as written upon the face of this Master Note, in every particular, without alteration or enlargement or any change whatsoever.

_________________________________________________________________

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.